Exhibit 99.2

M a r c h 1 5 , 2 0 2 2 FOURTH Q UARTER AND FULL YEAR 2021 EARNINGS PRESENTAT I ON

FORW A RD LOOK I NG STAT EMEN T S 2 The statements contained in this presentation that are not purely historical are forward - looking statements and involve a number of risks and uncertainties. Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this presentation in relation to Atlas has been provided by Atlas and its management team, and forward - looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to: (1) the ability to maintain the listing of the Company’s shares of Class A common stock on Nasdaq; (2) the ability to recognize the anticipated benefits of the business combination or acquisitions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (3) costs related to acquisitions; (4) changes in applicable laws or regulations; (5) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including as a result of COVID - 19; and (6) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. Given these risks and uncertainties, you are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation . Except as otherwise required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation .

PRESENTERS Joe Boyer Chief Executive Officer 30+ years of experience Oversaw the delivery of infrastructure planning, engineering, architecture, construction management, environmental consulting and program management services as CEO, Atkins North America Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division David Quinn Chief Financial Officer 25 + years of experience in the construction, engineering and technical services industries Previously served in Senior Executive roles at the Shaw Group and Atkins North America, most recently in Chief Financial Officer and Chief Operating Officer capacities Jonathan Parnell Chief Strategy Officer 15+ years of experience Broad background in mergers & acquisitions, integration, finance, operations management, and sales with large engineering and consulting firms 3

Q4 2021 HIGHLIGHTS

Solid Operating Performance, Major Project Cross-Selling and Robust Pipeline Propels the Platform

- Gross revenues up **15.5%** YoY, driven by cross-selling, expanded services, contributions from M&A, and continued solid operational execution
- Net revenue[1] increased **12.5%** YoY, reflecting the continued increase of self-performance and cross-selling
- Adj. EBITDA[1] up **33.9%** YOY, driven by higher revenues and price actions taken to combat inflationary pressures
- Adjusted EPS of **$0.06**[1]
- Record backlog of **$808M**, excluding ~**$125M** of new awards pending contract execution
- Record cash flow from operations of **$26.9M**


$145.2M
Gross Revenue
$20.7M
Adj. EBITDA[1]
$0.06
Adj. EPS[1]
$808M
Backlog

1. Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.

4

FULL YEAR 2021 HIGHLIGHTS

Record Financial and Operating Performance

RECORD YEAR

GROWTH

- Revenue +15%
- Adj. EBITDA[1] +17%
- Backlog +29%
- Adj. EBITDA[1] Margin +400 bps

CAPITAL

- Recapitalized February 2021
- Cash Flow from Operations $29M
- Leverage Down ~1x

STRATEGY

- Two Strategic Acquisitions
- Record Marquee Project Wins through Cross-Selling

1. Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.

5

Infrastr u cture Renewal of assets ov e rdue for improvement, replacement and connectivity to ensure safety and reliability Env i ronmental & Climate Actions to sustain, remediate and strengthen natural and built assets and support the transition to a lo w - carb o n ec o nomy 6 MACRO TRENDS DRIVING GROWTH Focus on In f ras t r uc t ure and En v ironmen t a l Resilience

GROWTH DRIVERS: WHERE W E A D D VALUE Deeply Entrenched in the Challenges Facing Our Clients CL I E NTS’ E S G D R IV E RS A T LAS S E R V IC ES 7

MAJOR MARQUEE AWARD

New York Metropolitan Transportation Authority (MTA) Penn Station Access

$115M CONTRACT AWARDED TO JOINT VENTURE TEAM WITH WSP

ATLAS SCOPE

- Atlas will provide project management services to oversee the Penn Access design-build team. This will include construction management, design oversight, operations management, and commercial management

PROJECT HIGHLIGHTS

- Project will provide direct Metro-North service from the Bronx, Westchester, and Connecticut to Penn Station and Manhattan's West Side
- Penn Station Access will bolster equity by connecting historically underserved communities while improving regional connectivity and reliability
- The scope of the design-build team includes:
  - Four new ADA-accessible passenger rail stations
  - Over 19 miles of new and rehabilitated track
  - Four bridge rehabilitations
  - Metro-North's New Rochelle Yard reconfiguration
  - Four new and one reconfigured interlocking
  - Five new and two upgraded substations
  - Signal, power and communication infrastructure modernization

PROJECT MAP


WESTCHESTER
To New Haven
N
Hudson River
THE BRONX
New Rochelle AC Substation
New Rochelle Yard
Bronx Interlocking
Pelham Lane Bridge
Pelham Bay Interlocking
Van Nest AC Substation
Co-op City Station
Van Nest AC Substation
Morris Park Station
Eastchester Road Bridge
Tremont Interlocking
Bronxdale Avenue Bridge
Young Interlocking
Parkchester-Van Nest Station
Bronx River Bridge
Hunts Point Station
Leggett Interlocking
Oak AC Substation
Grand Central Station
QUEENS
Bowery Bay AC Substation
HGO2 DC Substation
3rd Rail Electrification
Penn Station
HGO1 DC Substation





8

TRANSMART ACQUISITION

Expands Atlas' Transportation Technology Capabilities

TranSmart

- Positions Atlas for national growth in the rapidly growing transportation sectors of Intelligent Transportation Systems (ITS) and Connected and Autonomous Vehicles (CAV)
- Establishes Atlas Transportation HUB in the Midwest market providing Atlas with a platform to cross sell our services into key target clients

KEY SERVICES:

- Traffic & Intelligent Transportation Systems (ITS)
- Connected and Autonomous Vehicles (CAV)
- Transportation Electrical and Lighting Engineering
- Transportation Engineering and Design

ATLAS M&A STRATEGY AND PIPELINE

- **TranSmart** acquisition exemplifies Atlas' M&A strategy:
  - ✓ Add technical expertise to cross-sell to Atlas' clients
  - ✓ Add geographic markets with strong funding tailwinds and high value customers
  - ✓ Strengthen technology driven solutions on various climate and clean transportation initiatives
  - ✓ Deleverage the balance sheet by funding with a mix of stock and cash
- Pipeline remains strong with deleveraging opportunities positioned to accelerate Atlas' strategic initiatives

9

BACKLOG & KEY WINS

Record backlog fueled by cross-selling

RECORD BACKLOG

....plus, an additional ~<u>$125M</u> of new awards pending contract execution ....


2021
$808M
2017
$502M

Q4 Key Wins	Value	End Market	Service
New York MTA, Penn Station Access	$56M	Transportation	PCQM
TxDOT, IH35 NEX Design/Build Review Quality	$14.8M	Transportation	PCQM
Conoco Phillips, Risk Management and Remediation	$4.2M	Petroleum	ENV
NYC School Construction Authority, Building Sciences Services	$3M	Government	ENV
NYC Housing Authority, Industrial Hygiene Inspections	$2.6M	Government	ENV
Antelope Valley Community College District, Inspection Services CMT	$2.5M	Education	TIC
Bluewater Property Group, Amazon Warehouse – Rhode Island	$1.7M	Commercial Real Estate	TIC
GDOT, Traffic Signal Operations Program	$2.0M	Transportation	E&D

10

( Do ll a rs i n M i lli ons) 11 1. Adjusted EBITDA, Net Revenue, Adjusted Net Income, and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues. Period over period EPS comparison reflects differences in weighted average Class A share counts. At Q4 2020, Class A Share Count was 8,971,364; Current Class A Share Count 33,630,586. 2. 3. Q4 20 2 1 Q4 2 0 2 0 YoY C h a n g e Fu ll Ye ar 2021 F u l l Y e a r 2020 YoY C h a n g e G r o s s R e ve n ue $145.2 $125.7 15.5% $538.8 $468.2 15.1% Net Revenue 1 $114.1 $101.4 12.5% $434.5 $381.4 13.9% Adj. EBITDA 1 $20.7 $15.4 33.9% $73.2 $62.7 16.6% A d j . E B IT D A M ar gi n 2 18.1% 15.2% 2.9% 16.8% 16.4% 0.4% Adj. EPS 3 $0.06 ($0.23) N/A $0.45 ($1.58) N/A FINANCIAL HIGHLIGHTS Resilient bu s iness mo d el delivers record resul t s

BALANCE SHEET AND LEVERAGE

Continued Capital Structure Improvement

BUSINESS MODEL AND STRATEGY FACILITATE BALANCE SHEET DELEVERAGING

REVENUE GROWTH

15% in 2021
with continued double-digit growth trajectory

CASH GENERATION

$29M Cash Flow from operations in 2021

DELEVERAGING M&A

Leverage Down ~ 1x
in 2021

12

FULL YEAR 2022 OUTLOOK

Outlook affirmed with tailwinds and momentum going into 2022

FY 2022 GUIDANCE

$580M - $620M
GROSS REVENUE

$84M - $90M
ADJ. EBITDA[1]

- Outlook reflects continued strength of our backlog, visibility on timing of work and current view of M&A pipeline
- Record **$808M** backlog, new major project wins and **~$125M** of awarded contracts pending execution to fuel earnings and cash generating power in 2022 and beyond
- Infrastructure and environmental end markets are strong and expanding, fueling expected continued growth in 2022

1. Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.

13

Record quarter for Atlas with strong operating performance and continued growth momentum Positioned well to deliver infrastructure and environmental expertise and solutions as end markets expand . Federal Infrastructure bill and client ESG commitments will provide additional tailwinds into late 2022, 2023 and beyond Executing on strategic accretive and deleveraging M&A , cross - selling initiatives and key project wins R e duced n e t l e verage 1 by n e arly a full tur n in 2021 and positioned for progress towards our goal of <3.0x net leverage longer term SUMMARY 14 1. Net leverage calculated as (debt – cash) / LTM Covenant Adj. EBITDA.

APPE N DIX 15

RECONCILIATION TO GAAP

Net Income (Loss) to Adj. EBITDA

	For the quarter ended		For the year ended,	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(Unaudited)		(Unaudited)	
Gross Revenue	$ 145,249	$ 125,714	$ 538,799	$ 468,217
Reimburseable Expenses	(31,163)	(24,261)	(104,286)	(86,811)
Revenue Net of Reimburseable Expenses	$ 114,086	$ 101,453	$ 434,513	$ 381,406

ATLAS TECHNICAL CONSULTANTS, INC. AND SUBSIDIARIES UNAUDITED RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

Amounts in thousands

	For the quarter ended		For the year ended,	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
	(Unaudited)		(Unaudited)	
Net Loss	$ (7,605)	$ (6,298)	$ (29,705)	$ (27,647)
Interest	10,767	6,324	54,817	24,673
Taxes	1,883	133	2,524	718
Depreciation and amortization	7,208	10,587	23,679	26,057
EBITDA	12,253	10,746	51,315	23,801
EBITDA for acquired business prior to Acquisition Date (1)	-	-	-	800
Other non-recurring expenses (2)	3,085	4,283	10,145	26,731
Non-cash change in fair value of contingent consideration	3,028	-	5,851	-
Non-cash equity compensation(3)	2,300	405	5,847	11,400
Adjusted EBITDA	$ 20,666	$ 15,434	$ 73,158	$ 62,732

(1) Includes the EBITDA of LONG (which we acquired in February 2020) for the period January 1, 2020 through the date of the acquisition.

(2) Includes costs associated with lease accruals related to moving to a hybrid workforce, employee separation charges, professional service-related fees such as legal, accounting, tax, valuation and other consulting as well as change in control payments relating to the Atlas Business Combination and other M&A activity. Additionally, it includes costs related to the COVID-19 pandemic and other non-recurring expenses.

(3) Includes the amortization of the unvested portion of our 2017 and 2019 Management Incentive Plan grants that vested immediately upon the change in control provisions contained within the agreements, the amortization of unvested restricted share units, performance share units and stock options granted in 2020 and 2021 to key management personnel and our compensation to our Board of Directors.

16

RECO N CI L IATION TO GAAP Net Inc o m e (Lo s s ) & EPS to Adj. Net Inc o m e and Adj. EPS 17 For the quarter ended D ece m b e r 31 , 202 1 D ece m b e r 31 , 202 0 (Unaudited) For the year ended D ece m b e r 31 , 202 1 D ece m b e r 31 , 202 0 (Unaudited) Net loss $ (7,605) $ (6,883) $ (29,705) $ (27,647) Amortization of intangible assets 4,300 8,800 15,200 20,100 Write - off of deferred financing costs - - 15,197 - Other non - recurring expenses 3,085 4,283 10,145 26,731 Fair value adjustment for contingent consideration I n c o m e t a x e x p e n s e Impact of non - controlling interest and preferred dividends 3,028 - (660) - (8,321) 5,851 - ( 4 , 176 ) - - ( 29 , 785 ) Adjusted net income attributable to Class A common stockholders $ 2,148 $ (2,121) $ 12,512 $ (10,601) For the quarter ended D ece m b e r 31 , 202 1 D ece m b e r 31 , 202 0 (Unaudited) For the year ended D ece m b e r 31 , 202 1 D ece m b e r 31 , 202 0 (Unaudited) Net loss $ (0.23) $ (0.74) $ (1.07) $ (4.13) Amortization of intangible assets 0.13 0.94 0.55 3.00 Write - off of deferred financing costs - - 0.55 - Acquisition costs and other non - recurring charges 0.09 0.46 0.36 3.99 Fair value adjustment for contingent consideration I n c o m e t a x e x p e n s e Impact of non - controlling interest and preferred dividends 0.09 - ( 0 . 02 ) - - ( 0 . 89 ) 0.21 - ( 0 . 15 ) - - ( 4 . 45 ) Adjusted EPS $ 0.06 $ (0.23) $ 0.45 $ (1.58) Weighted averag of shares outstanding Class A common shares (basic and diluted): 33,631 9,317 27,800 6,696